EXHIBIT 10.1

Business Confidential Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 001

AMENDMENT No. 001, signed as of April 22, 2013, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "Contract") by and between United States Enrichment Corporation ("USEC") and Joint Stock Company "Techsnabexport" ("TENEX"). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Contract.

SECTION 1. Pursuant to Section 20.04 of the Contract, USEC and TENEX hereby agree as follows:

1.	Item (i) of Paragraph B-2 of the Contract is hereby replaced with the following:

“(i)
The name and address of the consignee, the First Destination State (as defined in Article 21), the port and facility in the First Destination State to which the EUP will be transported, and if known, the origin and the Obligation Code or other flag of the Natural Uranium to be Delivered (if the latter information is not known, it shall be promptly supplied by USEC when it is provided to USEC − which should be prior to Delivery of the Related Natural Uranium to TENEX − by the third party(ies) providing such Natural Uranium to USEC);”

2.	The following language shall be added at the end of Paragraph E1-1(a) of the Contract:
“In particular, Form F1-1 in Appendix F1 shall be completed and provided for each 30B Cylinder of Enriched Product as the CQQ for the Enriched Product, and Form F1-2 in Appendix F1 shall be completed and provided for each Sample Container of Enriched Product as the CQQ for the Enriched Product. These CQQ forms shall accompany the 30B Cylinder or Sample Container to which they relate. Form F1-3 shall be completed separately and provided to USEC as a summary of the Delivery of Enriched Product, and is not part of the CQQ. TENEX shall ensure that the information reported for Enriched Product on each form envisaged by Appendix F is consistent with the information reported on any other form related to such Enriched Product so that there are no conflicts between the various pieces of reported information regarding the Enriched Product. In the event of a conflict between the CQQ for Enriched Product and the Form F1-3 for such Enriched Product, the CQQ shall govern.”Business Confidential Proprietary Information

3.	The following forms, which are now included in Appendix F1 of the Contract, are hereby replaced with the corresponding forms in Exhibit 1 of this Amendment No. 001:

a.	F1-1 “Certificate of Quality and Quantity for Enriched Product in Product Cylinders”;

and

b.	F1-2 “Certificate of Quality and Quantity for Enriched Product in P-10 Sample Containers”.

4.	The following forms, which are now included in Appendix G1 of the Contract, are hereby replaced with the corresponding forms in Exhibit 2 of this Amendment No. 001:

a.	G1-1 “Delivery Receipt Format for Delivery of Enriched Product in Product Cylinders”;

b.	G1-2 “Delivery Receipt Format for Delivery of Enriched Product in

c.	Sample Containers”; and

d.	G1-3 “Delivery Receipt Format for delivery of Empty Cylinders”.

5.	The following new forms, which are included in Exhibit 3 of this Amendment No. 001, are hereby added to Appendix F1 and Appendix G1, respectively:

a.	F1-3 “Delivery Summary” ; and

b.	G1-5 “Delivery Receipt Format for Delivery of Empty Sample Containers type P-10 in drums”.

6.	*****

7.	*****

SECTION 2. Except as amended hereby, the Contract shall remain unchanged and in full force and effect.

SECTION 3. This Amendment No. 001 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 001 as of the date first written above.

UNITED STATES ENRICHMENT        JOINT STOCK COMPANY
CORPORATION                    "TECHSNABEXPORT"

By: /s/ Philip G. Sewell                By: /s/ Felix V. Abolenin

Name:                            Name: Felix V. Abolenin
Position:                         Position: Acting Deputy General Director

Exhibit 1
F1-1     Certificate of Quality and Quantity for Enriched Product in Product Cylinders

Joint Stock Company “Techsnabexport” ÎÀÎ «Òåõñíàáýêñïîðò»	Certificate of Quality and Quantity Ñåðòèôèêàò êà÷åñòâà è êîëè÷åñòâà For Enriched Product in 30B cylinder Íà Îáîãàùåííûé Ïðîäóêò â êîíòåéíåðå òèïà 30Â Document 1.1 Äîêóìåíò 1.1	Shipment No. Îòïðàâêà ¹ Lot No. Ïàðòèÿ ¹
BUYER: ÏÎÊÓÏÀÒÅËÜ:	CONTRACT No. 08843672/110033-051D, EC-SC01-11-UE-03127 ÊÎÍÒÐÀÊÒ ¹ 08843672/110033-051D, EC-SC01-11-UE-03127
30B cylinder No. Êîíòåéíåð 30Â ¹ Valve/Plug seal Nos. ¹¹ ïëîìá íà âåíòèëå è çàãëóøêå	P-10 sample container (tube) Nos. (for reference only) Ïðîáîîòáîðíèêè òèïà P-10 ¹¹ (òîëüêî äëÿ ññûëêè)
PSP / ×åõîë No. Seal / Îòòèñê ïëîìáû Nos.
30B container êîíòåéíåð 30Â
30B cylinder gross weight (full), kg Âåñ áðóòòî (çàïîëíåííûé), êã
30B cylinder tare weight (empty), kg Âåñ òàðû (ïóñòîé) , êã
EUP net weight, kg (N) Âåñ íåòòî,êã
Weight of U contained in EUP, kg (M) Âåñ ñîäåðæàùåãîñÿ óðàíà, êã
M = N* F * A/100

Isotopic composition Èçîòîïíûé ñîñòàâ	ASTM C 996 specification value Òðåáîâàíèÿ ñïåöèôèêàöèè ASTM C 996	Analyzed value Âåëè÷èíà ïî àíàëèçó
U-235
U-232
U-234
U-236

Uranium Hexafluoride Content (A) Ñîäåðæàíèå ãåêñàôòîðèäà óðàíà

Vapor pressure in the filled 30B container Äàâëåíèå ïàðîâ â êîíòåéíåðå, çàïîëíåííîì UF6

Impurity elements / Ýëåìåíòû ïðèìåñè
Boron
Silicon
Technetium-99

Total content of hydrocarbon, chlorocarbon and partially substituted halohydro-carbon Ñóììàðíîå ñîäåðæàíèå óãëåâîäîðîäîâ, õëîðóãëåâîäîðîäîâ è ÷àñòè÷íî çàìåùåííûõ ãàëîèäîóãëåâîäîðîäîâ
EUP meets the Specification ASTM Ñ 996 for Enriched Commercial Grade UF6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.
ÎÓÏ ñîîòâåòñòâóåò ñïåöèôèêàöèè ASTM Ñ 996 íà Îáîãàùåííûé Êîììåð÷åñêèé UF6. ÎÓÏ áûë ïðîèçâåäåí èç óðàíà â ñîîòâåòñòâèè ñ òðåáîâàíèÿìè ñïåöèôèêàöèè ASTM C 787. ÎÓÏ íå áûë ïðîèçâåäåí èç âûñîêîîáîãàùåííîãî óðàíà èëè ðåãåíåðèðîâàííîãî óðàíà.
Date/Äàòà
Signature/Ïîäïèñü
Title /Äîëæíîñòü

F1-2     Certificate of Quality and Quantity for Enriched Product in P-10 Sample Containers

Joint Stock Company “Techsnabexport” ÎÀÎ «Òåõñíàáýêñïîðò»
Certificate of Quality and Quantity
Ñåðòèôèêàò êà÷åñòâà è êîëè÷åñòâà
For Enriched Product
in P-10 Sample Container (Tube)
Íà Îáîãàùåííûé Ïðîäóêò â ïðîáîîòáîðíèêå (òðóáêå)òèïà Ð-10
Document 1.2 Äîêóìåíò 1.2

BUYER: ÏÎÊÓÏÀÒÅËÜ:	CONTRACT No. 08843672/110033-051D, EC-SC01-11-UE-03127 ÊÎÍÒÐÀÊÒ ¹ 08843672/110033-051D, EC-SC01-11-UE-03127
30B Cylinder No. Êîíòåéíåð 30Â ¹ (for reference only) (òîëüêî äëÿ èíôîðìàöèè)	P-10 tube No. No. P-10 òðóáêà ¹ ¹ Seal No. Ïëîìáà ¹
Shipment /Ïîñòàâêà No. Lot /Ïàðòèÿ No.	Transport drum No. Òðàíñïîðòíûé ÿùèê ¹ Seal /Îòòèñê ïëîìáû No.
P-10 tube No. Ð-10 òðóáêà ¹	P-10 tube No. Ð-10 òðóáêà ¹
Gross weight (full) kg Âåñ áðóòòî (çàïîëíåííûé), êã
Gross weight (empty) kg Âåñ áðóòòî (ïóñòîé) , êã
Net weight (N) kg Âåñ íåòòî, êã
Weight contained U (M) kg Âåñ ñîäåðæàùåãîñÿ óðàíà, êã M = N* F * A/100
Isotopic composition Èçîòîïíûé ñîñòàâ	ASTM C 996 specification value Òðåáîâàíèÿ ñïåöèôèêàöèè ASTM C 996	Analysed value Ðåçóëüòàòû àíàëèçà
U-235
U-232
U-234
U-236
Uranium Hexafluoride Content (A) Ñîäåðæàíèå ãåêñàôòîðèäà óðàíà
Impurity elements / Ýëåìåíòû ïðèìåñè
Boron
Silicon
Technetium-99
Total content of hydrocarbon, chlorocarbon and partially substituted halohydro-carbon Ñóììàðíîå ñîäåðæàíèå óãëåâîäîðîäîâ, õëîðóãëåâîäîðîäîâ è ÷àñòè÷íî çàìåùåííûõ ãàëîèäîóãëåâîäîðîäîâ

EUP meets the Specification ASTM Ñ 996 for Enriched Commercial Grade UF6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.
ÎÓÏ ñîîòâåòñòâóåò ñïåöèôèêàöèè ASTM Ñ 996 íà Îáîãàùåííûé Êîììåð÷åñêèé UF6. ÎÓÏ áûë ïðîèçâåäåí èç óðàíà â ñîîòâåòñòâèè ñ òðåáîâàíèÿìè ñïåöèôèêàöèè ASTM C 787. ÎÓÏ íå áûë ïðîèçâåäåí èç âûñîêîîáîãàùåííîãî óðàíà èëè ðåãåíåðèðîâàííîãî óðàíà.

Date/Äàòà
Signature/Ïîäïèñü
Title /Äîëæíîñòü

Exhibit 2

G1-1     Delivery Receipt Format for Delivery of Enriched Product in Product Cylinders

Joint Stock Company TECHSNABEXPORT SUPPLIER OAO «ÒÅÕÑÍÀÁÝÊÑÏÎÐÒ» ÏÎÑÒÀÂÙÈÊ		Document 2.1. Äîêóìåíò 2.1. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ 30Â Cylinders Filled with Enriched Product in PSPs Êîíòåéíåðû òèïà 30Â Çàïîëíåííûå Îáîãàùåííûì Ïðîäóêòîì â ÷åõëàõ		Contract No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Êîíòðàêò No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Enriched Product Lot No Ïàðòèÿ Îáîãàùåííîãî Ïðîäóêòà No
Consignor: Îòïðàâèòåëü: ________________________________ Consignee: Ïîëó÷àòåëü: ________________________________ Point of Destination: Ïóíêò íàçíà÷åíèÿ: ___________________________
No.	PSP's Number Íîìåð çàùèòíîãî ÷åõëà	30Â Cylinder Number Íîìåð êîíòåéíåðà 30Â	Sample Container Number Íîìåð ïðîáîîòáîðíèêà (for reference only)	Sample Container Number Íîìåð ïðîáîîòáîðíèêà (for reference only)	Remarks Ïðèìå÷àíèÿ

The above listed 30Â Cylinders filled with Enriched Uranium Hexafluoride (Enriched Product) in PSPs
have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Êîíòåéíåðû òèïà 30Â, çàïîëíåííûå Îáîãàùåííûì Ãåêñàôòîðèäîì Óðàíà (Îáîãàùåííûì Ïðîäóêòîì), â ÷åõëàõ ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: on board of vessel, St. Petersburg Ïóíêò Ïîñòàâêè: íà áîðòó ñóäíà, Ñàíêò-Ïåòåðáóðã Vessel: Ñóäíî: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
Ïîñëå ïîäïèñàíèÿ Êâèòàíöèè ïîëó÷åíèÿ îäíà êîïèÿ äîëæíà áûòü íàïðàâëåíà â ÎÀÎ «Òåõñíàáýêñïîðò».

G1-2	Delivery Receipt Format for Delivery of Enriched Product

Joint Stock Company TECHSNABEXPORT SUPPLIER OAO «ÒÅÕÑÍÀÁÝÊÑÏÎÐÒ» ÏÎÑÒÀÂÙÈÊ	Document 2.2. Äîêóìåíò 2.2. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ Sample Containers Filled with Enriched Product in drums Ïðîáîîòáîðíèêè Çàïîëíåííûå Îáîãàùåííûì Ïðîäóêòîì â áî÷îíêàõ		Contract No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Êîíòðàêò No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Enriched Product Lot No Ïàðòèÿ Îáîãàùåííîãî Ïðîäóêòà No
Consignor: Îòïðàâèòåëü: ________________________________ Consignee: Ïîëó÷àòåëü: ________________________________ Point of Destination: Ïóíêò íàçíà÷åíèÿ: ___________________________
No.	Drum Number Íîìåð áî÷îíêà (for reference only)	30Â Cylinder Number Íîìåð êîíòåéíåðà 30Â (for reference only)	Sample Container Number Íîìåð ïðîáîîòáîðíèêà	Sample Container Number Íîìåð ïðîáîîòáîðíèêà	Remarks Ïðèìå÷àíèÿ

The above listed Sample Containers filled with Enriched Uranium Hexafluoride (Enriched Product) in drums have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Ïðîáîîòáîðíèêè, çàïîëíåííûå Îáîãàùåííûì Ãåêñàôòîðèäîì Óðàíà (Îáîãàùåííûì Ïðîäóêòîì), â áî÷îíêàõ ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: on board of vessel, St. Petersburg Ïóíêò Ïîñòàâêè: íà áîðòó ñóäíà, Ñàíêò-Ïåòåðáóðã Vessel: Ñóäíî: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
Ïîñëå ïîäïèñàíèÿ Êâèòàíöèè ïîëó÷åíèÿ îäíà êîïèÿ äîëæíà áûòü íàïðàâëåíà â ÎÀÎ «Òåõñíàáýêñïîðò».

Exhibit 3

G1-5	Delivery Receipt Format for Delivery of Empty Sample Containers type P-10 in drums

BUYER ÏÎÊÓÏÀÒÅËÜ	Document 2.4. Äîêóìåíò 2.4. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ Empty Sample Containers type P-10 in drums Ïóñòûå Ïðîáîîòáîðíèêè òèïà Ð-10 â áî÷îíêàõ	Contract No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Êîíòðàêò No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127

Consignor: Ãðóçîîòïðàâèòåëü: Consignee: Ãðóçîïîëó÷àòåëü:

No.	Drum No. Áî÷îíîê ¹	Sample Container No. Ïðîáîîòáîðíèê ¹	No.	Drum No. Áî÷îíîê ¹	Sample Container No. Ïðîáîîòáîðíèê ¹

The above listed drums containing Empty Sample Containers type P-10 have been received in good condition, judged by the appearance, and were properly marked and sealed at the time of delivery.
Ïåðå÷èñëåííûå âûøå áî÷îíêè, ñîäåðæàùèå Ïóñòûå Ïðîáîîòáîðíèêè òèïà Ð-10, ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: Ïóíêò Ïîñòàâêè: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:

After taking responsibility, one copy is returned to Buyer.
Ïîñëå ïðèíÿòèÿ îòâåòñòâåííîñòè îäíà êîïèÿ íàïðàâëÿåòñÿ Ïîêóïàòåëþ.

G1-3     Delivery Receipt Format for delivery of Empty Cylinders

BUYER ÏÎÊÓÏÀÒÅËÜ	Document 2.3. Äîêóìåíò 2.3. Delivery Receipt Êâèòàíöèÿ ïîëó÷åíèÿ PSPs containing Clean 30B cylinders Çàùèòíûå ×åõëû, ñîäåðæàùèå ×èñòûå Êîíòåéíåðû òèïà 30Â	Contract No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127 Êîíòðàêò No. 08843672/110033-051D, ¹ EC-SC01-11-UE-03127

Consignor: Ãðóçîîòïðàâèòåëü: Consignee: Ãðóçîïîëó÷àòåëü:

No.	PSP No. Çàùèòíûé ×åõîë ¹	30B cylinder No. Êîíòåéíåð 30Â ¹	Remarks Ïðèìå÷àíèÿ

The above listed PSPs containing Clean 30B Containers have been received in good condition, judged by the appearance, with the exception of remarks, noted above, and were properly marked and sealed at the time of Delivery.
Ïåðå÷èñëåííûå âûøå Çàùèòíûå ×åõëû, ñîäåðæàùèå ×èñòûå Êîíòåéíåðû 30Â, ïîëó÷åíû â õîðîøåì, ñóäÿ ïî âíåøíèì ïðèçíàêàì, ñîñòîÿíèè, çà èñêëþ÷åíèåì çàìå÷àíèé, ñôîðìóëèðîâàííûõ âûøå, è áûëè äîëæíûì îáðàçîì ïðîìàðêèðîâàíû è îïëîìáèðîâàíû â ìîìåíò ïîñòàâêè.

Point of Delivery: Ïóíêò Ïîñòàâêè: Date of Delivery: Äàòà Ïîñòàâêè:	Signed on behalf of Seller: Ïîäïèñàíî çà Ïðîäàâöà: Signed on behalf of Buyer: Ïîäïèñàíî çà Ïîêóïàòåëÿ:

After taking responsibility, one copy is returned to Buyer.
Ïîñëå ïðèíÿòèÿ îòâåòñòâåííîñòè îäíà êîïèÿ íàïðàâëÿåòñÿ Ïîêóïàòåëþ.

F1-3     Delivery Summary                                 Business Confidential Proprietary Information